Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events after December 31, 2022, the date of issuance of the Consolidated Financial Statements, and has not identified any recordable or disclosable events not otherwise reported in these Consolidated Financial Statements or notes thereto, except for the following:
On March 1, 2023 Vedanta issued convertible debt to a syndicate of investors. The initial close of the debt was for proceeds of approximately $88.5 million. The note carries an interest rate of 9 percent per annum. The debt has various conversion triggers and the conversion price is established at the lower of 80% of the equity price of the last financing round, or a certain pre-money valuation cap established in the agreement. As part of the issuance of the debt, the convertible debt holders were granted representation in Vedanta's Board of Directors and PureTech lost control over Vedanta. On April 24, 2023, Vedanta closed the second tranche of the convertible debt for additional proceeds of $18.0 million, of which $5.0 million were invested by the Company.
On March 22, 2023, the Company entered into an agreement with Royalty Pharma according to which Royalty Pharma acquired an interset in the Group's royalty from Karuna's KarXT, with $100.0 million in cash up-front, and up to $400.0 million in additional cash consideration, contingent on the achievement of certain regulatory and commercial milestones.
Gelesis
On February 21, 2023, the Company entered into a Note and Warrant Purchase agreement with Gelesis for $5.0 million cash consideration. As part of the agreement, the Company received a short term convertible senior secured note of $5.0 million and warrants to purchase additional shares of Gelesis' common stock. The note carries an interest rate of 12 percent per annum and holds an initial maturity date of July 31, 2023 unless the note is earlier converted or redeemed by the issuer.
On April 10, 2023, the NYSE commenced proceedings to delist the common stock of Gelesis from the NYSE due to Gelesis ceasing to meet certain conditions to trade on such stock exchange. Trading in the Gelesis’s common stock was suspended immediately, and it was subsequently delisted from the NYSE. The common stock of Gelesis is currently available for trading in the over-the-counter (“OTC”) market under the symbol GLSH.
In addition, in April 2023 PureTech submitted a non-binding proposal to acquire all of the outstanding equity of Gelesis. Negotiations related to the proposal and any potential deal remain ongoing and are subject to, among other things, approval of any definitive transaction by independent committees of the boards of both Gelesis and PureTech.